Exhibit 10.18
Summary of Executive Officer and Director Compensation Arrangements
Executive Officer Compensation
     Information regarding base salaries of the named executive officers of Hercules currently employed by the company is incorporated herein by reference to Item 5.02 of Hercules’ Current Report on Form 8-K filed with the SEC on July 17, 2007 and Item 5.02 of Hercules’ Current Report on Form 8-K filed with the SEC on April 24, 2007. The current base salary of Randal R. Reed is $200,000. Under Hercules’ annual incentive compensation program for 2008, bonuses for executive officers will be paid based on achievement of corporate objectives established by the Compensation Committee. The specific objectives and related targets under the plan for 2008, as well as the threshold, target and maximum award opportunities for executive officers, have not yet been approved by the Committee.
Director Fees
     Information regarding director fees is incorporated herein by reference to Item 5.02 of Hercules’ Current Report on Form 8-K filed with the SEC on July 17, 2007.